                                                                    Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  NATIONAL STEEL CORPORATION, ET AL.

CASE NO:    02-08697 THROUGH 02-08738


                      DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                             /s/ Kirk A. Sobecki
                                             ----------------------------
                                             For the Debtor In Possession

                                             Kirk A. Sobecki
                                             Senior Vice President and
                                             Chief Financial Officer

DATED:  September 23, 2002
      -----------------------

                                                                    Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT
August 1, 2002 to August 31, 2002

I.       National Steel Corporation Unaudited Combined Financial Statements
   A.    Combined Statement of Operations for month ended August 31, 2002
   B.    Combined Balance Sheet as of August 31, 2002
   C.    Combined Statement of Cash Flows for the month ended August 31, 2002
   D.    Notes to the Unaudited Combined Financial Statements

II.      Schedule of Disbursements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars)
(Unaudited)

                                                                    Month Ended
                                                                    August 31,
                                                                       2002
                                                                  --------------
Net Sales                                                            $  233.8

Cost of products sold                                                   213.0
Selling, general and administrative expense                               8.1
Depreciation                                                             13.3
Equity income of affiliates                                              (0.2)
Gain on sale of asset                                                    (3.2)
                                                                  --------------
    Income from Operations before Reorganization Items                    2.8

Reorganization items                                                      1.8
Financing costs                                                           1.1
                                                                  --------------
    Loss before Income Taxes                                             (0.1)

Income tax expense                                                        0.1
                                                                  --------------

Net Loss                                                             $   (0.2)
                                                                  ==============

See notes to the combined financial statements

                                                                    Exhibit 99.1
NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars)
(Unaudited)

                                                                    August 31,
                                                                       2002
                                                                  --------------
ASSETS

Current assets
    Cash and cash equivalents                                        $    9.8
    Receivables--net                                                    232.9
    Inventories--net                                                    337.7
    Deferred tax assets                                                   3.2
    Other                                                                36.7
                                                                  --------------
       Total current assets                                             620.3
Investments in affiliated companies                                      13.4
Property, plant and equipment, net                                    1,278.0
Deferred tax assets                                                      44.5
Intangible pension asset                                                126.0
Other assets                                                             97.5
                                                                  --------------
                                                                     $2,179.7
                                                                  ==============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Accounts payable                                                 $  102.5
    Salaries, wages, benefits and related taxes                          61.3
    Property taxes                                                       15.4
    Other accrued liabilities                                            52.0
                                                                  --------------
       Total current liabilities                                        231.2

Debtor-in-possession financing                                          103.5
Other long-term liabilities                                               0.8

Liabilities subject to compromise                                     2,213.6

Stockholders' deficit
     Common Stock - par value $.01:
      Class A - authorized 30,000,000 shares, issued
         and outstanding 22,100,000                                       0.2
      Class B - authorized 65,000,000 shares; issued
         21,188,240; outstanding 19,188,240                               0.2
Additional paid-in-capital                                              491.8
Retained deficit                                                       (468.8)
Treasury stock, at cost:  2,000,000 shares                              (16.3)
Accumulated other comprehensive loss:
     Unrealized loss on derivative instruments                           (0.2)
     Minimum pension liability                                         (376.3)
                                                                  --------------
     Total stockholders' deficit                                       (369.4)
                                                                  --------------
                                                                     $2,179.7
                                                                  ==============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars)
(Unaudited)

                                                                     Month Ended
                                                                      August 31,
                                                                         2002
                                                                    -------------
Cash Flows from Operating Activities
Net loss                                                            $     (0.2)
Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                                       13.3
       Reorganization items                                                1.8
       Gain on sale of asset                                              (3.2)
Changes in assets and liabilities:
       Receivables--trade                                                  3.3
       Inventories                                                        (9.2)
       Accounts payable                                                   (0.3)
       Pension liability                                                   3.1
       Postretirement benefits                                             2.6
       Accrued liabilities                                                 2.0
       Other                                                             (11.6)
                                                                    ----------
Net Cash Provided by Operating Activities
   Before Reorganization Items                                             1.6

Reorganization items (excluding non-cash charges)                         (1.5)
                                                                    ----------
Net Cash Provided by Operating Activities                                  0.1

Cash Flows from Investing Activities
Purchases of property and equipment                                       (2.7)
Net proceeds from sale of assets                                           7.0
                                                                    ----------
Net Cash Provided by Investing Activities                                  4.3

Cash Flows from Financing Activities
Borrowings--net                                                           (0.4)
Debt repayments                                                           (0.4)
                                                                    ----------
Net Cash Used in Financing Activities                                     (0.8)
                                                                    ----------

Net Increase in Cash and Cash Equivalents                                  3.6
Cash and cash equivalents at the beginning of the period                   6.2
                                                                    ----------
Cash and cash equivalents at the end of the period                  $      9.8
                                                                    ==========


See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $7.4 million as of August 31, 2002 and the net loss was $0.3 million for the month ended August 31, 2002.

Preparation of the combined financial statements for the month ended August 31, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended August 31, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended June 30, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                        Month Ended
                                                         August 31,
                                                            2002
                                                        ------------
          Professional and other fees                      $  1.7
          Gain on sale of equity interest in DNN
           Galvanizing Limited Partnership                   (0.3)
          Other                                               0.4
                                                           ------
                                                           $  1.8
                                                           ======

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS

NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended August 31, 2002 was approximately $4.2 million.

NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                           August 31,
                                                             2002
                                                          ----------
      Accounts payable                                    $    170.2
      Short-term borrowings                                    100.0
      Salaries, wages, benefits and related taxes               55.6
      Pension liabilities                                      198.7
      Minimum pension liabilities                              502.3
      Property taxes                                            43.2
      Income taxes                                               7.2
      Other accrued liabilities                                 51.9
      Long-term obligations                                    519.4
      Postretirement benefits other than pensions              475.5
      Other long-term liabilities                               89.6
                                                          ----------
                                                          $  2,213.6
                                                          ==========


Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                                                                    Exhibit 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.         CASE NOs.: 02-08697 through 02-08738
           ----------------------------------                    -------------------------

                            SCHEDULE OF DISBURSEMENTS

                                                                                  Month Ended
                                                                                  August 31,
       Case No.                                                                     2002
    ---------------                                                          -----------------
       02-08699     National Steel Corporation (Delaware)                    $    239,821,718
       02-08697     Granite City Steel Company                                              0
       02-08698     National Materials Procurement Corporation                              0
       02-08738     National Steel Corporation (New York)                                   0
       02-08700     American Steel Corporation                                              0
       02-08704     D.W. Pipeline Corporation                                               0
       02-08707     Granite Intake Corporation                                              0
       02-08713     Great Lakes Steel Corporation                                           0
       02-08715     The Hanna Furnace Corporation                                           0
       02-08719     Hanna Ore Mining Corporation                                            0
       02-08723     Ingleside Channel & Dock Co.                                            0
       02-08728     Ingleside Holdings L.P.                                                 0
       02-08731     Ingleside Point Corporation                                             0
       02-08737     Liberty Pipe and Tube, Inc.                                             0
       02-08701     Mid-Coast Minerals Corporation                                          0
       02-08705     Midwest Steel Corporation                                               0
       02-08710     NS Holdings Corporation                                               860
       02-08714     NS Land Company                                                         0
       02-08717     NS Technologies, Inc.                                                   0
       02-08721     NSC Realty Corporation                                                  0
       02-08726     NSL, Inc.                                                       1,958,593
       02-08729     Natcoal, Inc.                                                           0
       02-08732     National Acquisition Corporation                                        0
       02-08735     National Caster Acquisition Corporation                                 0
       02-08736     National Caster Operating Corporation                                   0
       02-08702     National Casting Corporation                                            0
       02-08706     National Coal Mining Company                                            0
       02-08709     National Coating Limited Corporation                                    0
       02-08711     National Coating Line Corporation                                       0
       02-08716     National Mines Corporation                                              0
       02-08720     National Ontario Corporation                                            0
       02-08724     National Ontario II, Limited                                            0
       02-08725     National Pickle Line Corporation                                        0
       02-08733     National Steel Funding Corporation                                      0
       02-08703     National Steel Pellet Company                                   6,903,898
       02-08708     Natland Corporation                                                     0
       02-08712     Peter White Coal Mining Corp.                                           0
       02-08718     ProCoil Corporation                                             1,429,828
       02-08722     Puritan Mining Company                                                  0
       02-08727     Rostraver Corporation                                                   0
       02-08730     Skar-Ore Steamship Corporation                                          0
       02-08734     The Teal Lake Iron Mining Company                                       0
                                                                             ----------------
                                                                             $    250,114,897
                                                                             ================